SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2004

TEAM, INC.

(Exact name of registrant as specified in Charter)

Texas	0-9950	74-1765729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Hermann Drive

Alvin, Texas 77511-6592

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (281) 331-6154

Item 2. Acquisition or Disposition of Assets

As previously reported, on April 15, 2004, Team, Inc. (“Team”) completed the acquisition of all of the outstanding capital stock of Thermal Solutions, Inc., a Colorado corporation (“TSI”). Pursuant to the terms of a Stock Purchase Agreement (the “Stock Purchase Agreement”) dated as of April 1, 2004 among Team, Team Industrial Services, Inc., a Texas corporation and an indirect wholly-owned subsidiary of Team (“Team Industrial”), TSI, the TSI shareholders and Michael J. Urban as the shareholder representative, TSI became a wholly-owned subsidiary of Team Industrial.

On April 16, 2004, Team filed a current report on Form 8-K disclosing the acquisition of TSI, but omitted the financial statements of the business acquired (required by Item 7(a) of Form 8-K) and the pro forma financial information (required by Item 7(b) of Form 8-K) as it was permitted to do pursuant to Item 7(a)(4) and Item 7(b)(2) of Form 8-K.

On June 29, 2004, the initial current report on Form 8-K was amended to indicate that required financial information would be filed within fifteen business days. This current report on Form 8-K/A amends the initial current report on Form 8-K filed on April 16, 2004 to include the information that was omitted.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Financial Statements of the Business Acquired.

The financial statements of TSI and the report of KPMG LLP, the independent public accountants relating to such financial statements are attached hereto as Exhibit 99.2

(b)	Pro Forma Financial Information.

The unaudited pro forma combined condensed financial statements of Team are attached hereto as Exhibit 99.3, and are not necessarily indicative of the results that actually would have been attained if the acquisition had been in effect on the dates indicated or that may be attained in the future. Such statements should be read in conjunction with the historical financial statements of Team and TSI.

(c)	Exhibits.

Exhibit No.	Description
*2.1	Stock Purchase Agreement dated as of April 1, 2004, by and among Registrant, Team Industrial Services, Inc. (“Team Industrial”), Thermal Solutions, Inc. (“TSI”), the TSI shareholders named therein and Michael J. Urban as the shareholder representative.

*10.1	Escrow Agreement dated April 15, 2004 by and among Registrant, Team Industrial, TSI, the TSI shareholders named therein, Michael J. Urban as the shareholder representative and Compass Bank.

*10.2	Amendment No. 9 dated as of April 15, 2004 among Registrant, Bank of America, N.A., successor by merger to NationsBank, N.A., and the financial institutions named therein.

10.3	Credit Agreement dated August 28, 1998 among Registrant, NationsBank, N.A. and the financial institutions named therein (incorporated by reference to Exhibit 2.5 to Registrant’s Current Report on Form 8-K filed September 9, 1998).

***23.1	Consent of KPMG LLP.

**99.1	Press Release, dated April 15, 2004, “Team Completes Thermal Solutions, Inc. Acquisition.”

***99.2	December 31, 2003 audited financial statements and March 31, 2004 and 2003 interim financial statements of Thermal Solutions, Inc.

***99.3	Pro forma consolidated balance sheet as of February 29, 2004 and pro forma consolidated statements of operations for the year ended May 31, 2003 and the nine months ended February 29, 2004.

*	Previously filed
**	Previously furnished
***	Filed herewith

FORM 8-K/A INDEX

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEAM, INC.

Date: July 15, 2004	By:	/S/ TED W. OWEN
Ted W. Owen
Senior Vice President — Finance and Administration, Secretary and Treasurer

21